UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      DECEMBER 8, 2008 (DECEMBER 4, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


          777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
          -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On December 2, 2008, Competitive Technologies, Inc. (NYSE Alternext US: CTT) received notice from the New York Stock Exchange ("NYSE") Alternext US that CTT is in financial non-compliance with continued listing standards of the exchange. Under the standards, CTT has 30 days to respond with a business plan that demonstrates its ability to achieve, within 18 months, compliance with the listing standards. CTT will submit such a plan. In the meantime, the stock continues to trade at NYSE Alternext US.

On  December  4,  2008,  CTT  issued  the  following  press  release:

COMPETITIVE  TECHNOLOGIES  TO  SUBMIT
COMPLIANCE  PLAN  TO  NYSE  ALTERNEXT

PLAN  FOLLOWS  RECEIPT  OF  NON-COMPLIANCE  LETTER  FROM  NYSE  ALTERNEXT

FAIRFIELD, CT - (DECEMBER 4, 2008) - COMPETITIVE TECHNOLOGIES, INC. (NYSE ALTERNEXT US: CTT) announced today that it has been notified by the NYSE Alternext US that CTT is in financial non-compliance with continued listing standards of the exchange. Under the standards, CTT has 30 days to respond with a business plan that demonstrates its ability to achieve, within 18 months, compliance with the listing standards. CTT will submit such a plan. In the meantime, the stock continues to trade at NYSE Alternext US.

CTT was notified on December 2, 2008 that it had fallen below the Section 1003(a)(ii) standard of the NYSE Alternext US Company Guide by having shareholders' equity of less than $4 million and losses from continuing operations and/or net losses in three out of its four most recent fiscal years as reported and fully disclosed in the most recent Form 10-K filed October 28, 2008.

"In the business plan we submit, we will emphasize the progress in the marketing of our pain management medical device, including the four signed country-exclusive distribution agreements for India, Korea, Bangladesh and Malaysia, the CE Mark approval for sale of the device in Europe, and our pending FDA 510(k) application for sale of the device in the United States," said John
B. Nano, CTT's Chairman President, and CEO. "We will also describe the equity financing arrangement we signed in July 2008 with Fusion Capital for up to $5.0 million of cash through sale of our common stock, at our option. Of the $5.0 million, $4.9 million remained available at October 31, 2008."

ABOUT  COMPETITIVE  TECHNOLOGIES,  INC.

Competitive Technologies, established in 1968, provides distribution, patent and technology transfer, sales and licensing services focused on the needs of its customers and matching those requirements with commercially viable product or technology solutions. CTT is a global leader in identifying, developing and commercializing innovative products and technologies in life, electronic, nano,
                 ------------------------------------
and physical sciences developed by universities, companies and inventors. CTT maximizes the value of intellectual assets for the benefit of its customers, clients and shareholders. Visit CTT's website: www.competitivetech.net
                                                     -----------------------

Statements made about our future expectations are forward-looking statements and subject to risks and uncertainties as described in our most recent Annual Report on Form 10-K for the year ended July 31, 2008, filed with the SEC on October 28, 2008, and other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Direct  inquiries  to:     Johnnie  D.  Johnson,  IR  Services,  LLC
Tel:  860  434  2465
E-mail:  jdjohnson@corpirservices.com
         ----------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: December 8, 2008       By: \s\ Johns B. Nano
                              ---------------------
                              John B. Nano
                              Chairman and Chief Executive Officer